(ICON)
Prudential
Global
Natural
Resources
Fund, Inc.

SEMI
ANNUAL
REPORT
Nov. 30, 1995
(LOGO)

Prudential Global Natural Resources Fund, Inc.
Performance At A Glance.

In the last six months, natural resources stock prices have fluctuated considerably, due in part to some uncertainty about whether global economic growth will continue. If the world's economies continue to expand, more and more natural resources will be consumed, and this demand should help increase stock prices of companies involved in natural resources. Likewise, a lull in economic growth will lessen demand for natural resources. The Prudential Global Natural Resources Fund performed well in the midst of this uncertainty, producing higher returns than its peers, according to Lipper Analytical Services.

Cumulative Total Returns1                              As of 11/30/95
                              Six       One      Five        Since
                             Months     Year     Years     Inception2
                Class A       4.0%      20.5%     58.1%       38.8%
                Class B       3.6       19.6      52.3        50.3
                Class C       3.6       19.6      N/A         10.9
Lipper Nat. Resources Avg3    1.9       12.2      42.1        43.1

Average Annual Total Returns1                        As of 12/31/95
                           One      Five        Since
                           Year     Years     Inception2
                Class A    20.1%     9.8%         5.7%
                Class B    20.6      9.9          5.7
                Class C    24.6      N/A         11.5

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management, Inc. and Lipper Analytical Services, Inc. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 Class A; 9/28/87 Class B; 8/1/94 Class C.

3Lipper average returns are for 33 funds for one year, 18 funds for five years, and 10 funds since inception of the Class B shares on 9/28/87.

How Investments Compared.
(As of 11/30/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several
Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns in the U.S. market (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their total returns have been historically lower than those of stock funds.

Global Stock Funds, will fluctuate a great deal. Investments overseas are subject to political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Leigh Goehring, Fund Manager             (PICTURE)


Portfolio
Manager's Report

The Prudential Global Natural Resources Fund seeks long-term growth of capital by investing in foreign and domestic companies that own, explore, mine, process or develop natural resources or provide goods and services to these industries.

Strategy Session.
Natural resources have traditionally been viewed as an inflation hedge. They often retain their value when inflation is eroding the value of financial instruments like stocks and bonds. In recent months, however, we have seen a new development: prices of natural resources have generally moved fitfully higher despite low inflation. We think they're rising because of the prospects for continued economic growth, which will result in an imbalance between growing worldwide demand for and a finite worldwide supply of some natural resources. Our current strategy is to take advantage of this imbalance.

Currently, the Prudential Global Natural Resources Fund is emphasizing investments in:

-Energy, including natural gas and oil service stocks;

-Base metals, especially aluminum;

-Forest products, including lumber, which should benefit from a strong U.S. housing construction market spurred on by lower interest rates.

The Fund has performed well compared to its peers over the past six months. The gains were registered despite a brief period last fall when almost all natural resources stock prices declined amid pessimism about global demand. However, in November, the trend reversed when many commodities prices rose. If this upward trend continues, it should help natural resources companies by allowing them to charge higher prices for their products.

A Sector Fund.
The Fund invests in securities of
natural resource companies and may
be subject to more risk than a fund that invests across sectors. Please see the fund's prospectus for more information.

Geographic Breakdown.
Prudential Global Natural Resources Fund as of 11/30/95. Subject to change.
(PIE CHART)

What Went Well.

We Emphasized Energy.
Energy stocks continue to be the largest portion of the Fund, at 45%. We have seen excellent performance in drilling stocks such as Reading & Bates and natural gas providers, such as Anadarko Petroleum. Given the limited supply of natural gas production, any measurable increase in demand for natural gas could provide strong price and revenue results in the future. We continue to see a favorable supply/demand relationship in the energy sector which could provide strong results over the long term.

Growth From Fertilizer.
Through the last six months, our holdings of fertilizer stocks helped to boost the Fund's returns. Fertilizer prices have risen dramatically this year, largely as a result of increasing grain consumption in the economically-improving Far East, particularly in China and India. As prices of the material rose, so did the stocks of the companies that produce them. We locked in profits by selling some of our largest holding, Potash Corporation of Saskatchewan. We are still quite optimistic about the long-term prospects for this company and it continues to be our largest holding.

Precious Metals Shined.
Precious metals stocks, 18% of net assets, showed signs of life. We have seen a sharp rise in the short-term cost of borrowing gold, even though most precious metals stocks have been flat. This upward move could signal a potential increase in gold prices and, in turn, gold stocks. Stocks we especially like include Cambior, which continues to be one of our largest holdings.

And Not So Well.
Our large percentage of assets in Canadian issues (37% of total net assets) hurt us during the fierce political battle over Quebec's possible secession from Canada. Although the vote eventually turned out to be good for the long-term stability of Canadian companies, it caused a great deal of short-term volatility in Canadian stock prices. Since most commodities are priced in U.S. dollars and many Canadian natural resources companies trade on U.S. exchanges, we do not believe that the continuing political battles in Canada should affect these stock prices in the long run. But, investors should be prepared and remain aware that these secession/language/ political battles could continue throughout 1996 and result in additional bouts of volatility.

Looking Ahead.
Our outlook for the next six months remains positive, though with a touch of caution. World economic growth continues to be the catalyst for long-term demand among natural resources. A global low-interest rate environment would also help out long-term growth. However, the cyclical nature of the natural resources market can not be overlooked. If the current economic growth were to reverse, we would have to expect more modest returns in the future than we've enjoyed in the recent past.

Five Largest Holdings.*
3.5%  Potash Corp.
      (Chemicals)

2.7%  Louisiana-Pacific Corp.
      (Energy Sources)

2.6%  Cameco Corp.
      (Materials/Commodities)

2.2%  Vigoro Corp.
      (Chemicals)

2.1%  Cambior Inc.
      (Precious Metals)

* Expressed as a percentage of total net assets as of 11/30/95.
Portfolio holdings are subject to change.

President's Letter                                         January 5, 1995
(PICTURE)

Dear Shareholder:
For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to 'fund profiles.' Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of             PRUDENTIAL GLOBAL NATURAL
November 30, 1995 (Unaudited)              RESOURCES FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--100.0%
COMMON STOCKS--93.1%
    ------------------------------------------------------------
Australia--6.4%
  433,200   Acacia Resources(a) (Precious Metals)   $   750,105
  463,600   Alcan of Australia, Ltd. (Metals -
               Non Ferrous)                           1,102,481
  186,500   Comalco, Ltd. (Metals - Non Ferrous)      1,004,834
   72,000   CRA, Ltd. (Metals - Non Ferrous)          1,141,838
  216,600   Delta Gold, Ltd.(a) (Precious Metals
               Sector)                                  531,190
  164,800   Plutonic Resources, Ltd. (Precious
               Metals Sector)                           785,042
  122,564   Western Mining Corp. Holdings, Ltd.
               (Metals - Non Ferrous)                   822,485
                                                    -----------
                                                      6,137,975
------------------------------------------------------------
Canada--35.3%
  147,500   Agnico-Eagle Mines, Ltd. (Precious
               Metals Sector)                         1,844,496
   23,700   Agrium, Inc. (Chemicals)                    990,956
   88,800   Anderson Exploration Ltd.(a) (Oil &
               Gas Exploration/Production)              824,672
  109,400   Archer Resources, Ltd.(a) (Oil & Gas
               Exploration/Production)                  366,155
  130,800   Atcor Resources, Ltd.(a) (Oil & Gas
               Exploration/Production)                  375,240
   45,700   Barrick Gold (Precious Metals Sector)     1,201,791
  313,600   Beau Canada Exploration, Ltd.(a) (Oil
               & Gas Exploration/Production)            320,647
   80,400   Blue Range Resource Corp.(a) (Oil &
               Gas Exploration/Production)              598,808
   71,000   Cabre Exploration, Ltd.(a) (Oil & Gas
               Exploration/Production)                  757,292
  185,000   Cambior Inc. (Precious Metals Sector)     2,058,277
   68,200   Cameco Corp. (Misc. Materials &
               Commodities)                           2,545,993
   59,800   Canadian Natural Resources, Ltd.(a)
               (Oil & Gas Exploration/Production)       808,287
  639,800   Chancellor Energy Resources, Inc.(a)
               (Oil & Gas Exploration/Production)   $   291,792
   68,100   Crestar Energy, Inc.(a) (Oil
               Services)                                932,997
   83,100   Discovery West Corp.(a) (Oil & Gas
               Exploration/Production)                  250,623
   85,800   Dorset Exploration, Ltd.(a) (Oil &
               Gas Exploration/Production)              290,323
  121,200   Elan Energy, Corp.(a) (Oil & Gas
               Exploration/Production)                1,136,710
   43,300   Ensign Resource Service Group, Inc.
               (Oil Services)                           159,256
   79,900   Grad & Walker Energy Corp.(a) (Oil &
               Gas Exploration/Production)              462,843
   78,000   Jordan Petroleum, Ltd.(a) (Oil & Gas
               Exploration/Production)                  444,665
  300,000   Kap Resources, Ltd.(a) (Chemicals)          772,371
  122,200   Morrison Petroleum, Ltd. (Oil & Gas
               Exploration/Production)                  685,406
  104,000   Northrock Resources, Ltd.(a) (Oil &
               Gas Exploration/Production)              487,697
  100,700   Northstar Energy Corp.(a) (Oil & Gas
               Exploration/Production)                  962,963
   79,400   Pacific Forest Products, Ltd.(a)
               (Forest & Paper)                         868,789
   26,000   Paramount Resources, Ltd. (Oil & Gas
               Exploration/Production)                  248,630
   35,600   Pinnacle Resources, Ltd.(a) (Oil &
               Gas Exploration/Production)              405,899
   62,100   Placer Dome, Inc. (Precious Metals
               Sector)                                1,530,288
   48,900   Potash Corp. of Saskatchewan, Inc.
               (Chemicals)                            3,385,717
   65,000   Prime Resources Group, Inc.(a)
               (Precious Metals Sector)                 466,181
   79,300   Rigel Energy Corp.(a) (Oil & Gas
               Exploration/Production)                  721,864
  282,800   Rio Alto Exploration, Ltd.(a) (Oil &
               Gas Exploration/Production)              915,311
  145,000   Sherritt Inc.(a) (Chemicals)              1,786,568

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of             PRUDENTIAL GLOBAL NATURAL
November 30, 1995 (Unaudited)              RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Canada (cont'd.)
   50,800   Talisman Energy, Inc.(a) (Oil & Gas
               Exploration/Production)              $   952,885
  102,300   Timberwest Forest Ltd. (Forest &
               Paper)                                 1,034,702
  232,600   TVX Gold, Inc.(a) (Precious Metals
               Sector)                                1,539,888
   96,000   Veritas Energy Services, Inc.(a)
               (Energy Equipment & Services)            467,836
                                                    -----------
                                                     33,894,818
------------------------------------------------------------
France--1.4%
   22,316   Total France Petroleum, Ltd.
               (Integrated Producers)                 1,374,202
------------------------------------------------------------
Netherlands--0.4%
   39,400   Core Laboratories N.V.(a) (Oil
               Services)                                403,850
------------------------------------------------------------
New Zealand--3.3%
  185,174   Fernz Corp. (Chemicals)                     544,007
1,209,500   Fletcher Forestry Challenge, Ltd.
               (Forest & Paper)                       1,705,579
  900,800   Tasman Agriculture (Miscellaneous
               Industrial)                              876,247
                                                    -----------
                                                      3,125,833
------------------------------------------------------------
United States--46.3%
   30,000   Aluminum Co. of America (Metals - Non
               Ferrous)                               1,755,000
   31,600   Anadarko Petroleum Corp. (Oil & Gas
               Exploration/Production)                1,520,750
   55,400   Arcadian Corp. (Chemicals)                1,149,550
   48,500   Arethusa Offshore, Ltd.(a) (Oil
               Services)                              1,094,281
  119,600   Asia Pacific Resource
               International(a) (Forest Products)       538,200
   39,300   Camco, Inc. (Oil Services)                  923,550
   87,537   Coflexip (Energy Equipment)               1,362,295
   54,000   Cross Timbers Oil Co. (Oil & Gas
               Exploration/Production)                  931,500
   50,200   Ensco International Inc.(a)
            (Oil Services)                          $   847,125
   53,800   Falcon Drilling, Inc.(a) (Oil
               Services)                                689,313
   56,900   First Mississippi Corp. (Chemicals)       1,450,950
   62,911   FirstMiss Gold, Inc.(a) (Precious
               Metals)                                1,230,696
   30,300   Freeport-McMoran Copper & Gold, Inc.
               (Metals - Non Ferrous)                   818,100
   56,700   Hornbeck Offshore Services, Inc.(a)
               (Oil Services)                         1,024,144
   72,100   ICO, Inc.(a) (Energy/Oil Services)          383,031
   88,900   Kloof Gold Mining Co. Ltd.
            ADR (Precious Metals)                       841,772
   94,400   Louisiana-Pacific Corp. (Forest
               Products)                              2,548,800
  397,300   Marine Drilling Cos., Inc.(a) (Oil
               Services)                              1,614,031
   71,100   J.R. McDermott(a) (Oil &
               Gas-Domestic)                          1,128,712
   47,200   Newfield Exploration Co.(a) (Oil &
               Gas Exploration/Production)            1,398,300
   40,558   Newmont Mining Corp. (Precious
               Metals)                                1,749,064
  188,294   NGC Corp. (Gas Pipelines)                 1,671,109
   74,300   Noble Affiliates, Inc. (Oil & Gas
               Exploration/Production)                2,015,387
   40,250   Noble Drilling Corp.(a) (Oil
               Services)                                296,844
   43,900   Pegasus Gold, Inc.(a) (Precious
               Metals)                                  576,188
   64,600   Pride Petroleum Services, Inc.(a)
               (Oil Services)                           641,963
   49,400   Rayonier, Inc. (Forest Products)          1,889,550
   87,200   Reading & Bates Corp.(a) (Oil
               Services)                              1,144,500
  154,800   Santa Fe Pacific Gold Corp. (Precious
               Metals)                                1,857,600
   38,500   Sonat Offshore Drilling, Inc. (Oil
               Services)                              1,328,250
   88,500   Stillwater Mining Co.(a) (Precious
               Metals)                                1,504,500
   68,500   Stolt Comex Seaway(a) (Oil Services)        672,156
        1   Tejas Gas Corp.(a) (Gas Pipelines)               49
   48,100   TJ International, Inc. (Building
               Materials & Components)                  847,762
   32,900   Varco International, Inc.(a) (Energy
               Equipment)                               300,213
   39,000   Vigoro Corp. (Chemicals)                  2,115,750
   34,307   Weatherford Enterra, Inc.(a) (Energy
               Equipment)                               870,540

--------------------------------------------------------------------------------
4      See Notes to Financial Statements.
Portfolio of Investments as of             PRUDENTIAL GLOBAL NATURAL
November 30, 1995 (Unaudited)              RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
United States (cont'd.)
   99,600   Western Gas Resources, Inc. (Gas
               Pipelines)                           $ 1,618,500
                                                    -----------
                                                     44,350,025
                                                    -----------
            Total common stocks
               (cost US$77,876,367)                  89,286,703
                                                    -----------
PREFERRED STOCKS--3.8%
------------------------------------------------------------
United States--3.8%
   17,600   AMAX Gold, Inc., Convertible, Ser. B
               (Precious Metals)                        897,600
   20,900   Freeport-McMoran Copper & Gold, Inc.,
            $0.025 (Metals - Non Ferrous)               444,125
   18,500   Hecla Mining Co.,
            7.00%, Convertible, Ser. B, (Precious
               Metals)                                  779,312
   45,000   Noble Drilling Corp.,
            $1.50, Convertible (Oil Services)         1,108,125
   11,700   Reading & Bates Corp.,
            $1.625, Convertible (Oil Services)          459,225
                                                    -----------
            Total preferred stocks
               (cost US$3,611,119)                    3,688,387
                                                    -----------
WARRANTS(a)--0.2%
------------------------------------------------------------
Canada--0.2%
  150,000   Kap Resources, Ltd.
            Expires 8/3/00 (Chemicals)
               (cost US$101,374)                        182,059
                                                    -----------
Principal
 Amount
  (000)
---------
CONVERTIBLE BONDS--2.7%
------------------------------------------------------------
Canada--0.6%
  CAD 600   Golden Shamrock Mines, Ltd.
            7.50%, 5/9/00 (Precious Metals)             546,000
Principal
Amount
(000)       Description                           Value (Note 1)
New Zealand--1.0%
NZ$   760   Natural Gas Corp. Hldgs.
            10.50%, 10/14/97 (Gas Pipelines)        $   967,521
------------------------------------------------------------
United States--1.1%
USD 1,131   Coeur D'Alene Mines Corp.,
               Sr. Sub. Deb.
            6.375%, 1/31/04 (Precious Metals)         1,068,795
                                                    -----------
            Total convertible bonds
               (cost US$2,484,941)                    2,582,316
                                                    -----------
RIGHTS--0.2%
------------------------------------------------------------
Canada--0.2%
            Sherritt Inc.
  145,000   Expires 12/19/95 (Chemicals)                181,323
                                                    -----------
            Total long-term investments before
               outstanding options written
               (cost US$84,073,801; Note 4)          95,920,788
                                                    -----------
OUTSTANDING OPTIONS WRITTEN--0.0%
PUT OPTIONS--0.0%
Contracts
---------
            Potash Corp. Saskatchewan, Inc.
      150   Expiring 12/16/95 @ 70.00 (Chemicals)       (26,250)
      140   Expiring 12/16/95 @ 75.00 (Chemicals)        (7,000)
                                                    -----------
            Total outstanding options written
               (cost US$(76,627))                       (33,250)
                                                    -----------
------------------------------------------------------------
Total Investments, Net of Outstanding Options Written--100.0%
            (cost US$83,997,174)                     95,887,538
            Other liabilities in excess of
               other assets--0.0%                       (17,458)
                                                    -----------
            Net Assets--100%                        $95,870,080
                                                    -----------
                                                    -----------
---------------
(a) Non-income producing security.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Statement of Assets and                   PRUDENTIAL GLOBAL NATURAL
Liabilities (Unaudited)                   RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Assets
                             November 30, 1995
Investments, at value (cost
$84,073,801).................................................................
 .....      $95,920,788
Foreign currency, at value (cost
$452,880)....................................................................
        451,175
Dividends and interest
receivable...................................................................
 ..........          135,654
Receivable for investments and options
sold...................................................................
   76,627
Receivable for Fund shares
sold.........................................................................
 ......           35,018
Other
assets.......................................................................
 ...........................            1,425

                                     -----------
   Total
assets.......................................................................
 ........................       96,620,687

                                     -----------
Liabilities
Bank
overdraft....................................................................
 ............................          236,710
Payable for Fund shares
reacquired...................................................................
 .........          273,700
Accrued
expenses.....................................................................
 .........................           78,001
Due to
Distributors.................................................................
 ..........................           65,399
Due to
Manager......................................................................
 ..........................           58,195
Outstanding put options written, at value (premium received
$76,627)..........................................           33,250
Withholding taxes
payable......................................................................
 ...............            5,352

                                     -----------
   Total
liabilities..................................................................
 ........................          750,607

                                     -----------
Net
Assets.......................................................................
 .............................      $95,870,080

                                     -----------

                                     -----------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .............      $    68,888
   Paid-in capital in excess of
par...........................................................................
     77,139,239

                                     -----------

                                      77,208,127
   Accumulated net investment
loss............................................................................
       (320,229)
   Accumulated net realized gains on investments and foreign currency
transactions............................        7,090,531
   Net unrealized appreciation on investments and foreign
currencies..........................................       11,891,651

                                     -----------
Net assets, November 30,
1995.........................................................................
 ........      $95,870,080

                                     -----------

                                     -----------
Class A:
   Net asset value and redemption price per share
      ($20,004,673 / 1,401,358 shares of common stock issued and
outstanding).................................           $14.28
   Maximum sales charge (5% of offering
price)................................................................
     .75
   Maximum offering price to
public.......................................................................
 ....           $15.03
Class B:
   Net asset value, offering price and redemption price per share
      ($75,293,390 / 5,446,042 shares of common stock issued and
outstanding).................................           $13.83
Class C:
   Net asset value, offering price and redemption price per share
      ($572,017 / 41,376 shares of common stock issued and
outstanding).......................................           $13.83

--------------------------------------------------------------------------------
6      See Notes to Financial Statements.

PRUDENTIAL GLOBAL NATURAL
RESOURCES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Loss                            November 30, 1995
                                               -----------------
Income
   Dividends (net of foreign withholding
      taxes of $39,013).....................      $   718,935
   Interest (net of foreign withholding
      taxes of $5,136)......................           98,893
                                               -----------------
      Total income..........................          817,828
                                               -----------------
Expenses
   Distribution fee--Class A................           25,030
   Distribution fee--Class B................          392,435
   Distribution fee--Class C................            3,205
   Management fee...........................          371,820
   Transfer agent's fees and expenses.......          105,500
   Custodian's fees and expenses............           80,000
   Reports to shareholders..................           40,000
   Registration fees........................           27,500
   Audit fees and expenses..................           25,000
   Directors' fees and expenses.............           19,000
   Legal fees and expenses..................           16,000
   Miscellaneous............................            5,760
                                               -----------------
      Total expenses........................        1,111,250
                                               -----------------
Net investment loss.........................         (293,422)
                                               -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions..................        4,484,821
   Foreign currency transactions............           27,447
                                               -----------------
                                                    4,512,268
                                               -----------------
Net change in unrealized appreciation/
   depreciation on:
   Investment transactions..................         (768,073)
   Options written..........................           43,377
   Foreign currency.........................            2,701
                                               -----------------
                                                     (721,995)
                                               -----------------
Net gain on investments and foreign
   currencies...............................        3,790,273
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $ 3,496,851
                                               -----------------
                                               -----------------

PRUDENTIAL GLOBAL NATURAL
RESOURCES FUND, INC.
Statement of Changes in Net Assets (Unaudited)

                                    Six Months
Increase (Decrease)                    Ended           Year Ended
in Net Assets                    November 30, 1995    May 31, 1995
                                 -----------------    ------------
Operations
   Net investment loss.........    $    (293,422)     $   (816,984)
   Net realized gain on
      investment and foreign
      currency transactions....        4,512,268         4,777,347
   Net change in unrealized
      appreciation/depreciation
      on investments and
      foreign currencies.......         (721,995)        4,160,890
                                 -----------------    ------------
   Net increase in net assets
      resulting from
      operations...............        3,496,851         8,121,253
                                 -----------------    ------------
Net equalization (debits)
   credits.....................           (1,895)           66,525
                                 -----------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold...       19,338,212        67,667,069
   Cost of shares reacquired...      (28,024,593)      (45,533,815)
                                 -----------------    ------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.......       (8,686,381)       22,133,254
                                 -----------------    ------------
Total increase (decrease)......       (5,191,425)       30,321,032
Net Assets
Beginning of period............      101,061,505        70,740,473
                                 -----------------    ------------
End of period..................    $  95,870,080      $101,061,505
                                 -----------------    ------------
                                 -----------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----
                                                 PRUDENTIAL GLOBAL NATURAL
Notes to Financial Statements (Unaudited)        RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Natural Resources Fund, Inc., (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of
foreign and domestic natural resource companies.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on
exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, will be valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Options listed on exchanges are valued at their closing price on the applicable exchange.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.
Net realized gains on foreign currency transactions of $27,447 represents net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an
accrual basis.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from options. The
--------------------------------------------------------------------------------
8
                                                PRUDENTIAL GLOBAL NATURAL
Notes to Financial Statements (Unaudited)       RESOURCES FUND, INC.
--------------------------------------------------------------------------------
difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security
or
currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest, dividends and (realized and unrealized) capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains of such securities. Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gain on investments and increase undistributed net investment income by $27,447 for the six months ended November 30, 1995. Net realized gains and net assets were not affected by this change.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and passive investment companies' transactions.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended November 30, 1995.
PMFD has advised the Fund that it has received approximately $21,400 in front-end sales charges resulting from sales of Class A shares during the six months ended November 30, 1995. From these fees, PMFD paid such
--------------------------------------------------------------------------------
                                                                         9 -----
                                                    PRUDENTIAL GLOBAL NATURAL
Notes to Financial Statements (Unaudited)           RESOURCES FUND, INC.
--------------------------------------------------------------------------------
sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI advised the Fund that for the six months ended November 30, 1995, it received approximately $147,200 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the six months ended November 30, 1995, the Fund incurred fees of approximately $81,900 for the services of PMFS. As of November 30, 1995, approximately $12,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain-out-of pocket expenses paid to non-affiliates.
For the six months ended November 30, 1995, PSI and/or its foreign affiliates earned approximately $200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended November 30, 1995 aggregated $23,617,591 and $31,841,692, respectively.
The federal income tax basis of the Fund's investments at November 30, 1995 was $84,075,611 and accordingly, net unrealized appreciation for federal income tax purposes was $11,845,177 (gross unrealized appreciation--$17,569,657 gross unrealized depreciation--$5,724,480).
Transactions in options written during the six months ended November 30, 1995 were as follows:

                                             Number
                                               of
                                            Contracts    Premiums
                                            ---------    --------
Options outstanding at May 31, 1995......         0      $     0
Options written..........................       290       76,627
                                                ---      -------
Options outstanding at November 30,
  1995...................................       290      $76,627
                                                ---      --------
                                                ---      --------

Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase commencing in February 1995.
The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C common stock.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Six months ended November 30, 1995:
Shares sold........................      467,058    $  6,481,833
Shares reacquired..................     (545,801)     (7,593,078)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................      (78,743)     (1,111,245)
Shares issued upon conversion from
  Class B and C....................       46,988         665,820
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (31,755)   $   (445,425)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1995:
Shares sold........................    1,088,557    $ 13,699,912
Shares reacquired..................   (1,076,421)    (13,660,360)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................       12,136          39,552
Shares issued upon conversion from
  Class B..........................      902,501      10,461,391
                                      ----------    ------------
Net increase in shares
  outstanding......................      914,637    $ 10,500,943
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Six months ended November 30, 1995:
Shares sold........................      934,716    $ 12,725,650
Shares reacquired..................   (1,489,801)    (20,249,319)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (555,085)     (7,523,669)
Shares reacquired upon conversion
  into Class A.....................      (48,389)       (665,797)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (603,474)   $ (8,189,466)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
10

                                                  PRUDENTIAL GLOBAL NATURAL
Notes to Financial Statements (Unaudited)         RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1995:
Shares sold........................    4,373,614    $ 53,315,314
Shares reacquired..................   (2,624,605)    (31,785,126)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................    1,749,009      21,530,188
Shares reacquired upon conversion
  into Class A.....................     (926,144)    (10,461,391)
                                      ----------    ------------
Net increase in shares
  outstanding......................      822,865    $ 11,068,797
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Six months ended November 30, 1995:
Shares sold........................        9,541    $    130,729
Shares reacquired..................      (13,522)       (182,196)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................       (3,981)        (51,467)
Shares reacquired upon conversion
  into Class A.....................           (2)            (23)
                                      ----------    ------------
Net decrease in shares
  outstanding......................       (3,983)   $    (51,490)
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  May 31, 1995:
Shares sold........................       52,700    $    651,843
Shares reacquired..................       (7,341)        (88,329)
                                      ----------    ------------
Net increase in shares
  outstanding......................       45,359    $    563,514
                                      ----------    ------------
                                      ----------    ------------
---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
Note 6. Distributions
On December 7, 1995, the Board of Directors of the Fund announced distributions from net short-term capital gains of $.05 per share and from net long-term capital gains of $.75 per share for Class A, B and C shares. These distributions are payable on December 15, 1995 to shareholders of record on December 12, 1995.
--------------------------------------------------------------------------------
                                                                        11 -----

                                              PRUDENTIAL GLOBAL NATURAL
Financial Highlights (Unaudited)              RESOURCES FUND, INC.
--------------------------------------------------------------------------------

     Class A

-----------------------------------------------------------------------------
                                                  Six Months
                                                    Ended
   Year Ended May 31,
                                                 November 30,
---------------------------------------------------
                                                     1995          1995
1994       1993       1992       1991
                                                 ------------     -------
------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period..........     $  13.73       $ 12.55
$11.84     $10.02     $ 9.73     $10.17
                                                     ------       -------
------     ------     ------     ------
Income from investment operations
Net investment income (loss)..................           --          (.03)
  .01        .02        .01        .13
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................          .55          1.21
  .70       1.80        .38       (.39)
                                                     ------       -------
------     ------     ------     ------
   Total from investment operations...........          .55          1.18
  .71       1.82        .39       (.26)
                                                     ------       -------
------     ------     ------     ------
Less distributions
Dividends from net investment income..........           --            --
   --         --       (.09)      (.18)
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................           --            --
   --         --       (.01)        --
                                                     ------       -------
------     ------     ------     ------
   Total distributions........................           --            --
   --         --       (.10)      (.18)
                                                     ------       -------
------     ------     ------     ------
Net asset value, end of period................     $  14.28       $ 13.73
$12.55     $11.84     $10.02     $ 9.73
                                                     ------       -------
------     ------     ------     ------
                                                     ------       -------
------     ------     ------     ------
TOTAL RETURN(c):..............................         4.01%         9.40%
 6.00%     18.16%      4.04%     (2.59)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)...............     $ 20,005       $19,682
$6,505     $1,898     $  590     $  770
Average net assets (000)......................     $ 20,024       $10,791
$4,106     $  758     $  647     $  664
Ratios to average net assets:
   Expenses, including distribution fees......         1.64%(a)      1.73%
 1.89%      2.38%      2.59%      2.22%
   Expenses, excluding distribution fees......         1.39%(a)      1.48%
 1.65%      2.18%      2.39%      2.02%
Net investment income (loss)..................         (.01)%(a)     (.25)%
  .11%       .13%       .44%      1.47%
Portfolio turnover............................           24%           36%
   19%        50%        36%        40%

---------------
 (a) Annualized.
 (b) Calculated based upon average shares outstanding during fiscal period except 1991.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
12     See Notes to Financial Statements.

                                              PRUDENTIAL GLOBAL NATURAL
Financial Highlights (Unaudited)              RESOURCES FUND, INC.
--------------------------------------------------------------------------------

   Class B

------------------------------------------------------------------------
                                                   Six Months
                                                     Ended
      Year Ended May 31,
                                                  November 30,
-------------------------------------------------------
                                                      1995          1995
 1994        1993        1992        1991
                                                  ------------     -------
-------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period..........      $  13.35       $ 12.29
$ 11.69     $  9.97     $  9.72     $ 10.14
                                                      ------       -------
-------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................          (.06)         (.13)
   (.08)       (.07)       (.08)        .06
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................           .54          1.19
    .68        1.79         .39        (.39)
                                                      ------       -------
-------     -------     -------     -------
   Total from investment operations...........           .48          1.06
    .60        1.72         .31        (.33)
                                                      ------       -------
-------     -------     -------     -------
Less distributions
Dividends from net investment income..........            --            --
     --          --        (.05)       (.09)
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................            --            --
     --          --        (.01)         --
                                                      ------       -------
-------     -------     -------     -------
   Total distributions........................            --            --
     --          --        (.06)       (.09)
                                                      ------       -------
-------     -------     -------     -------
Net asset value, end of period................      $  13.83       $ 13.35
$ 12.29     $ 11.69     $  9.97     $  9.72
                                                      ------       -------
-------     -------     -------     -------
                                                      ------       -------
-------     -------     -------     -------
TOTAL RETURN(c):..............................          3.60%         8.62%
   5.13%      17.25%       3.26%      (3.31)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)...............      $ 75,293       $80,774
$64,235     $36,150     $23,228     $33,653
Average net assets (000)......................      $ 78,487       $74,681
$48,772     $23,464     $26,877     $40,090
Ratios to average net assets:
   Expenses, including distribution fees......          2.39%(a)      2.48%
   2.65%       3.18%       3.39%       3.02%
   Expenses, excluding distribution fees......          1.39%(a)      1.48%
   1.65%       2.18%       2.39%       2.02%
Net investment income (loss)..................         (.76)%(a)     (1.05)%
   (.67)%      (.67)%      (.34)%       .58%
Portfolio turnover............................            24%           36%
     19%         50%         36%         40%
                                                         Class C
                                                --------------------------
                                                                 August 1,
                                                 Six Months       1994(d)
                                                   Ended          through
                                                November 30       May 31,
                                                    1995           1995
                                                ------------     ---------
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period..........     $13.35         $ 12.47
                                                    -----        ---------
Income from investment operations
Net investment income (loss)..................       (.06)           (.13)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        .54            1.01
                                                    -----        ---------
   Total from investment operations...........        .48             .88
                                                    -----        ---------
Less distributions
Dividends from net investment income..........         --              --
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................         --              --
                                                    -----        ---------
   Total distributions........................         --              --
                                                    -----        ---------
Net asset value, end of period................     $13.83         $ 13.35
                                                    -----        ---------
                                                    -----        ---------
TOTAL RETURN(c):..............................       3.60%           7.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)...............     $  572         $   606
Average net assets (000)......................     $  641         $   294
Ratios to average net assets:
   Expenses, including distribution fees......       2.39%(a)        2.56%(a)
   Expenses, excluding distribution fees......       1.39%(a)        1.56%(a)
Net investment income (loss)..................       (.76)%(a)      (1.08)%(a)
Portfolio turnover............................         24%             36%

---------------
 (a) Annualized.
 (b) Calculated based upon average shares outstanding during fiscal period except 1991.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (d) Commencement of offering class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Getting The Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the 'At A Glance' page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the
difference   between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Directors
Thomas R. Anderson
Robert R. Fortune
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas A. Owens, Jr.
Richard A. Redeker
Merle T. Welshans

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The accompanying financial statements as of November 30, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

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Prudential Mutual Funds
One Seaport Plaza
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Toll Free  (800) 225-1852



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